BlackRock

BlackRock TCP Capital Corp.

Q2 2026 Investor Presentation

Portfolio Sale Transaction Overview

Overview of Portfolio Sale Transaction

The transferred assets span a broad cross section of TCPC's debt portfolio with sector, lien and credit characteristics similar to those of the overall pre-transaction debt portfolio

$523M
FMV of assets

78
Portfolio companies

70%
Of TCPC debt portfolio companies

48%
Of TCPC debt portfolio of FMV

66%
Average CV share of each investment

Composition by Industry[1]



21.0% Software
10.1% Professional Services
6.1% Internet Software & Services
5.9% Health Care Technology
4.9% Diversified Financial Services
4.8% Diversified Consumer Services
4.4% Construction & Engineering
4.0% Media
3.8% Electrical Equipment
3.3% Specialty Retail
31.7% All Others

Composition by Seniority[1]



95.9% First Lien
4.1% Second Lien
0.0% Junior

All TCPC related statistics based on portfolio as of July 31, 2026. 1. Calculated as a percent of total debt investments in continuation vehicle at fair value (using June 30, 2026 valuations). Industry classification system generally categorizes portfolio companies based on the primary end market served, rather than the product or service directed to those end markets.

Key Benefits of the Portfolio Sale Transaction

Accelerates work underway, increasing financial, investment and operational flexibility and creating a stronger foundation from which to seek to deliver greater long-term shareholder value

Engaged KBW to consider strategic alternatives

	June 30, 2026	Pro Forma, incl. Repayments[1]
Repositioning the portfolio	• Limited new investment capacity • $9.6M average position size	• Significant new investment capacity to further diversify and improve credit quality • $5.1M average position size
Strengthening the balance sheet	• ~1.4x net leverage-to-equity • ~$90M of unfunded commitments	• < 0.3x net leverage-to-equity • ~$36M of unfunded commitments • Simplified, more flexible liability structure

1. Estimated results pro forma for a) the closing of the continuation vehicle transaction, b) completed repayments between June 30, 2026 and July 31, 2026, and c) Domo, Inc's June 23, 2026 announcement of an agreement to sell substantially all of its assets and certain liabilities to Progress Software Corporation for $400 million in cash. If consummated, this announced transaction would result in approximately $69 million in repayment proceeds to the Company. If the announced transaction does not occur, the Company would not expect to receive this repayment in a comparable timeframe, and the absence of that repayment would not have the same impact on the Company's net leverage-to-equity ratio. Prior to the Domo repayment, the Company's net leverage-to-equity ratio is estimated to be ~0.4x following the close of the Transaction.

Pro Forma TCPC Portfolio Overview

The profile below is immediately pro forma for the portfolio sale and does not reflect the potential impact of ~$305M of available new investment capacity, assuming net leverage of 1.0x

$671M	132	$5.1M
FMV of assets	Portfolio companies	Average Position Size

Composition by Industry[1]


Domo accounts for ~11%
18.9% Diversified Financial Services
17.5% Internet Software & Services
11.7% Software
10.7% Professional Services
5.9% Health Care Technology
5.1% Diversified Consumer Services
4.1% IT Services
3.1% Automobiles
2.9% Tech, Hardware, Storage & Periph.
2.5% Trading Companies & Distributors
17.6% All Others

Composition by Seniority[1]


74.1% First Lien
9.5% Junior
16.3% Equity

All TCPC related statistics based on portfolio as of July 31, 2026 pro forma for closure of the portfolio sale transaction. 1 Calculated as a percent of total investments at fair value (using June 30, 2026 valuations). Industry classification system generally categorizes portfolio companies based on the primary end market served, rather than the product or service directed to those end markets.

2Q 2026 Results
(Pre-Portfolio Sale Transaction)

Q2 continued progress against strategic initiatives

Apart from the Transaction, we continued to make progress toward our strategic priorities during the second quarter, including reducing non-accruals, strengthening the balance sheet and advancing our portfolio repositioning efforts.

Non-accruals declined to 1.6% of the portfolio at fair value and 7.4% at cost at the end of Q2 2026, from 2.8% and 7.6%, respectively, at the end of Q1 2026

PIK income was 7.6% of total investment income at the end of Q2 2026, down from 8.5% at the end of Q1 2026

Disciplined deployment continued with 98% of new capital invested during the quarter in first lien positions, bringing senior secured exposure to 91.5% of the portfolio as of the end of Q2 2026

Average position size of portfolio investments decreased to $9.6 million at the end of Q2 2026 from $10.0 million in Q1 2026, further aligning with our diversification strategy

Portfolio repositioning efforts benefitted from strong repayment activity, totaling $111.6 million during the quarter

Net leverage declined to 1.38x at the end of Q2 2026 from 1.48x at the end of Q1 2026

Second Quarter 2026 Financial Highlights

For the quarter ending / As of June 30, 2026

Second quarter key financial metrics

- Adjusted NII[1] of $0.21 per share, exceeded the regular second quarter dividend per share of $0.17 paid on June 30
- Annualized adjusted NII ROE of 12.4% for the second quarter
- Regular dividend coverage ratio of 124% in Q2 2026
- Net asset value per share was $6.58, compared to $6.72 as of March 31, 2026

Diversified portfolio with an emphasis on less-cyclical businesses

- Total portfolio fair value was $1.3 billion diversified across 134 portfolio companies and 35 industry sectors, with an average position size of $9.6 million
- 91.5% invested in senior secured debt; 89.8% of the total portfolio is 1st lien
- Weighted average yield of the performing debt portfolio is 11.2%[2]

Flexible capital with available liquidity

- Leverage program totaled $917.0 million, with well laddered maturities
- 35% of outstanding leverage was unsecured
- $533.7 million of available liquidity, including $376.2 million of available borrowing capacity
- The net regulatory leverage ratio was 1.38x, within our 2:1 regulatory leverage limitation

1 Amount excludes the impact of amortization of purchase discount recorded in connection with the closing of the merger ("Merger") with BlackRock Capital Investment Corporation ("BCIC") on March 18, 2024. See slide 28 for further description of non-GAAP financial measures.

2 Weighted average annual effective yield includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes market discount, any prepayment and make-whole fee income, and non-accrual and non-income producing loans. Weighted average effective yield on the total portfolio (including non-accrual and non-income producing loans and equity investments) was 10.5% as of 6/30/2026.

Past performance does not guarantee future returns

Summary of 2Q 2026 NAV progression


$6.72
$0.21
($0.25)
$0.06
$(0.17)
$0.01
$6.58
03/31/2026 NAV
Adjusted net investment income 1
Adjusted net realized gain (loss) 1
Adjusted net unrealized gain (loss) 1
Distribution
Repurchases
06/30/2026 NAV

[1] Amounts are adjusted to remove the impact of purchase discount amortization for the period. See slide 28 for further description of non-GAAP financial measures.

Past performance does not guarantee future returns.

Strategically-positioned, diverse portfolio

As of June 30, 2026

Composition by Industry[1]


14.8% Software
11.8% Diversified Financial Services
11.5% Internet Software and Services
9.6% Professional Services
5.5% Health Care Technology
4.6% Diversified Consumer Services
4.3% Road and Rail
3.6% Capital Markets
3.4% IT Services
3.0% Construction and Engineering
27.9% Other

Composition by Seniority[1]


89.8% First Lien
1.7% Second Lien
0.0% Junior
8.5% Equity

134 companies

Invested across 35 industry sectors

91.5%

Portfolio in senior secured debt

10.5%

Weighted average effective yield on the total portfolio[2]

More than 70%

Portfolio companies individually contributing <1% to income,[3] representing an increasingly diverse income base

1 Industry classification system generally categorizes portfolio companies based on the primary end market served, rather thanthe product or service directed to those end markets, as of total investments at fair value. Data as of June 30, 2026. "Other" category includes industries less than 3% of total investments. Calculated as a percent of total investments atfair value.
2 Weighted average effective yield on the total portfolio includes non-accrual and non-income producing loans and equity investments as of June 30, 2026. Weighted average annual effective yield on the debt portfolio was 11.2% as of June 30, 2026 (includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes market discount, any prepayment and make-whole fee income, and non-accrual and non-income producing loans).
3 As a percent of total number of portfolio companies as of June 30, 2026.
Past performance does not guarantee future returns.

Balance sheet snapshot

As of June 30, 2026

Predominantly first lien, floating rate asset portfolio:

	06/30/2026
Total Assets	$1,476M
Portfolio Value	$1,291M
First lien[1]	89.8%
Floating rate[2]	93.9%
Fixed rate[2]	6.1%

Diverse capital structure



06/30/2026
13%
21%
28%
38%
Credit facilities
Unsecured debt
Secured debt
Equity

1 As a percent of total investments at fair value as of June 30, 2026.
2 As a percent of debt investments at fair value as of June 30, 2026.

Diversified and flexible sources of funding

As of June 30, 2026

Source	Capacity (in millions)	Drawn Amount (in millions)	Available (in millions)	Pricing %	Maturity
Operating Facility[1]	$ 300.0	$ 134.8	$ 165.2	S+2.00%[2]	August-29
Merger Sub Facility[3]	$ 265.0	$ 54.0	$ 211.0	S+2.00%[4]	September-28
2029 Notes[5]	$ 322.7	$ 322.7	$ -	6.95%	May-29
Class A-1 Notes[6]	$ 270.6	$ 270.6	$ -	S+1.55%	July-2034
Class A-2 Notes[6]	$ 54.1	$ 54.1	$ -	S+1.80%	July-2034
Class B Notes[6]	$ 54.1	$ 54.1	$ -	S+2.15%	July-2034
Class C Notes[6,7]	$ 26.6	$ 26.6	$ -	S+2.70%	July-2034
Total leverage	**$ 1,293.2**	**$ 917.0**	**$ 376.2**	**6.03%[8]**	
Cash			$ 157.5		
Unamortized debt issuance costs		$ (6.4)			
Net		**$ 910.6**	**$ 533.7**		

As of June 30, 2026.

1 Operating Facility has a $100.0 million accordion which allows for expansion of the facility to up to $400.0 million subject to consent from the lender and other customary conditions.
2 As of June 30, 2026, $128.0 million of the outstanding amount was subject to a SOFR credit adjustment of 0.10%.
3 Merger Sub Facility includes a $60.0 million accordion which allows for expansion of the facility to up to $325.0 million subject to consent from the lender and other customary conditions.
4 The applicable margin for SOFR-based borrowings could be either 1.75% or 2.00% depending on a ratio of the borrowing base to certain committed indebtedness, and is also subject to a credit spread adjustment of 0.10%. If Merger Sub elects to borrow based on the alternate base rate, the applicable margin could be either 0.75% or 1.00% depending on a ratio of the borrowing base to certain committed indebtedness.
5 $325 million par. Carrying value shown.
6 Secured Notes offered in the CLO Transaction that closed on May 27, 2026.
7 $27.1 million par. Carrying value shown.
8 Combined weighted-average interest rate on amounts outstanding as of June 30, 2026.

Investment Approach & Track Record

Experienced and tenured investment team

Senior Leadership & Executive Team

Senior Leadership & Executive Team

Philip Tseng (27)
Chairman, CEO, and Co-CIO

Jason Mehring (31)
President

Dan Worrell (34)
Co-CIO

Erik Cuellar (28)
CFO

Patrick Wolfe (19)
COO

Diana Huffman (15)
General Counsel and Secretary

Charles Park (17)
CCO

Origination & Research[1]

Managing Directors	Executive Directors	VPs, Associates, Analysts	Global Origination[1]
John Doyle (19), Sean Berry (22), Alan Tom (28), Eric Yuan (27), Hovik Adamyan (18), Corey Schwartz (14), Daniel Nellis (12)	Karri Tibbutt (18), Laurent Lantonnois (13)	**27** dedicated investment professionals	**120+** Capital Markets and Private Equity Partners teams
			Global Research
			120+ sector-focused platform credit research professionals

Additional Experienced Resources

Risk Management	Portfolio Support	Legal (Transactions)
3 experienced professionals	**3** dedicated professionals	**4** experienced professionals

Source: BlackRock as of June 30, 2026. () indicates years of investment experience; includes tenure working in the industry. **1.** Number of Origination & Research professionals is inclusive of all investment team members.

Disciplined investment process

Industry deal teams are involved in every phase of a transaction, providing specialized resources as needed

Rigorous due diligence & structuring	Investment committee	Portfolio management	Realizations / liquidity
▪ Experienced credit investors leading comprehensive analysis of company, industry, management and strategy ▪ Credit, pricing and sector analysis ▪ Implementation of creative and flexible structures ▪ Focus on need for time-sensitive execution and for confidentiality ▪ Robust internal legal due diligence support ▪ Experienced Advisory Board resources available	▪ Thorough review of due diligence, applying an "owner's perspective" ▪ Downside case analysis to prepare for challenges ▪ All investment professionals participate ▪ Meets weekly with active debate in addition to ad-hoc meetings ▪ Majority vote by fund voting members required; no person has a veto	▪ Holistic approach ▪ Proactively manage underperforming assets ▪ Access to operating talent through Advisory Board when needed ▪ Weekly review of potential and existing investments ▪ Regular meetings with portfolio company management teams	▪ Keen focus on providing timely and optimal liquidity to investors ▪ Typically interest income and capital gains ▪ Opportunistic sales in the secondary marketplace ▪ Early re-financings that often drive enhanced returns

Track record of attractive shareholder returns[1]

Book value per share and dividends paid

Annualized return on invested assets:[2]
8.6%

Annualized cash return:[3]
9.4%

Annualized total return on equity:[4]
4.6%



$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
As of 06/30/2026: **$26.34**
At IPO
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15
Q2-15
Q3-15
Q4-15
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Q1-26
Q2-26
ITD Total
Book Value per Share
Cumulative Dividends Paid per Share (Post IPO)

1. Does not include the impact of stock price movement during the relevant period and thus does not represent an investor's return on investment had they bought and sold shares during the applicable period or if they were to subsequently seek to exit their position in the future through a sale of shares.
2. Annualized return on assets calculated as total investment income (gross of expenses) plus realized and unrealized gains and losses divided by average total investments between April 6, 2012 and June 30, 2026.
3. Cash return calculated as total distributions from April 6, 2012 through June 30, 2026, divided by opening NAV of $14.76 on April 6, 2012.
4. Total return calculated as the change in net asset value plus dividends distributed between April 6, 2012 and June 30, 2026.

Past performance does not guarantee future returns.

Long history of ample dividend coverage

Adjusted net investment income of $0.21 per share in Q2 2026[1].

Covered quarterly regular dividend of $0.17 per share paid on June 30, 2026.

Declared Q3 2026 dividend of $0.17 per share

Payable on September 30, 2026, to stockholders of record as of the close of business on September 16, 2026.

History of consistent dividend coverage since IPO in 2012

	2012[2,3]	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024[4]	2025[4]	Q1 2026[4]	Q2 2026[4]
(Per share)																
Regular dividend	$1.04	$1.43	$1.44	$1.44	$1.44	$1.44	$1.44	$1.44	$1.32	$1.20	$1.22	$1.34	$1.36	$1.00	$0.17	$0.17
Net investment income	$1.42	$1.65	$1.55	$1.64	$1.51	$1.59	$1.59	$1.61	$1.44	$1.26	$1.53	$1.85	$1.55	$1.22	$0.21	$0.21
Regular dividend coverage	137%	115%	108%	114%	105%	110%	110%	112%	109%	105%	125%	138%	114%	122%	124%	124%
Special dividend	$0.05	$0.10	$0.10								$0.05	$0.35	$0.10	$0.12		
Total dividend paid	$1.09	$1.53	$1.54	$1.44	$1.44	$1.44	$1.44	$1.44	$1.32	$1.20	$1.27	$1.69	$1.46	$1.12	$0.17	$0.17
Total dividend coverage	130%	108%	101%	114%	105%	110%	110%	112%	109%	105%	120%	109%	106%	109%	124%	124%

1 Amounts shown are adjusted to remove the impact of purchase discount amortization recorded in connection with the Merger andwere computed based on the actual amounts earned or incurred by the Company divided by the actual shares outstanding in the respective accounting periods before and after the closing of the Merger on March 18, 2024. See slide 28 for further description of non-GAAP financial measures.
2 Incentive compensation was waived from the date of the IPO to January 1, 2013.
3 Dividends and net investment income in 2012 reflect the 3 quarters post-IPO (Q2, Q3 and Q4).
4 Net investment income and regular dividend coverage ratio are based on adjusted net investment income. See slide 28 for further description of non-GAAP financial measures.
There is no guarantee that quarterly distributions will continue to be made at historical levels.

Strong shareholder alignment

	BlackRock TCP Capital Corp.	Typical externally managed BDC[1]
Base management fee	**1.25%** on assets up to 200% of the net asset value of TCPC; **1.0%** on assets that exceed 200% of the net asset value of TCPC debt to equity. Based on gross assets (less cash and cash equivalents).	**1.00%-1.75%** on gross assets (up to 1.0x debt to equity; 1.0% above 1.0x debt to equity for those BDCs that have adopted a reduced minimum asset coverage ratio).
Incentive fee hurdle	**7%** annualized **total return** on NAV, with **cumulative lookback.**	**6-8%** annualized **NII return** on NAV, with either no lookback or rolling 3-year lookback.
Incentive compensation	Income: **17.5%** subject to a **cumulative**, annualized 7% **total return** hurdle calculated quarterly. Capital Gains: **17.5%** of cumulative net realized gains less net unrealized depreciation, subject to a **cumulative**, annualized 7% hurdle calculated quarterly.	Income**: 17.5-20%** (based on **NII only**, excluding realized and unrealized losses) calculated quarterly with **either no lookback or rolling 3-year lookback.** Capital Gains**: 17.5-20%** of cumulative net realized gains less net unrealized depreciation, with **either no lookback or rolling 3-year lookback.**

1. KBW BDC Research as of June 30, 2025. Represents typical range of fee structures for publicly traded, externally managed BDCs. Ranges exclude certain outliers.

Appendix

Quarterly operating results

Unaudited ($ in thousands, except per share amounts)	2025 Q2	2025 Q3	2025 Q4	2026 Q1	2026 Q2
Investment income					
Interest and PIK interest income	$ 50,062	$ 48,915	$ 42,473	$ 41,175	$ 37,807
Dividend income	1,402	1,599	1,430	1,407	2,210
Other income	1	2	13	1	5
Total investment income	51,465	50,516	43,916	42,583	40,022
Expenses					
Interest and other debt expenses	17,088	16,817	15,102	16,048	14,996
Management fees	5,461	5,545	5,343	4,656	4,235
Incentive fee	-	-	-	-	-
Other expenses	3,142	2,721	2,509	3,402	2,649
Total expenses, before management fee waiver	25,691	25,083	22,954	24,106	21,880
Management fee waiver	(1,820)	(1,848)	(1,781)	-	-
Total expenses, after management fee waiver	23,871	23,235	21,173	24,106	21,880
Excise tax expenses	-	-	683	-	-
Net investment income	27,594	27,281	22,060	18,477	18,142
Less: Purchase accounting discount amortization[2]	1,294	1,645	707	927	614
Adjusted net investment income[2]	26,300	25,636	21,353	17,550	17,528
Net realized and unrealized gain (loss)	(43,501)	(2,912)	(140,349)	(34,779)	(13,495)
Realized loss on extinguishment of debt					(2,897)
Less: Net realized gains due to the allocation of purchase discount[2]	4,000	5,849	7,416	721	3,393
Less: Net change in unrealized appreciation (depreciation) due to the allocation of purchase discount[2]	(5,294)	(7,494)	(8,123)	(1,648)	(4,007)
Adjusted net realized and unrealized gain (loss)[2]	(42,207)	(1,267)	(139,642)	(33,852)	(15,778)
Net increase (decrease) in net assets resulting from operations	$ (15,907)	$ 24,369	$ (118,289)	$ (16,302)	$ 1,750
Adjusted net increase (decrease) in net assets resulting from operations[2]	(15,907)	24,369	(118,289)	(16,302)	1,750
Net investment income per share[1]	$ 0.32	$ 0.32	$ 0.26	$ 0.22	$ 0.22
Adjusted net investment income per share[2]	$ 0.31	$ 0.30	$ 0.25	$ 0.21	$ 0.21
Earnings (loss) per share	$ (0.19)	$ 0.29	$ (1.39)	$ (0.19)	$ 0.02
Adjusted earnings (loss) per share[2]	$ (0.19)	$ 0.29	$ (1.39)	$ (0.19)	$ 0.02
Regular dividend per share	$ 0.25	$ 0.25	$ 0.25	$ 0.17	$ 0.17
Special dividend per share	$ 0.04	$ 0.04	$ -	$ -	$ -
Weighted average common shares outstanding	85,042,931	85,034,351	84,800,636	84,334,975	83,915,423
Ending common shares outstanding[1]	85,036,467	85,011,001	84,564,578	84,059,145	83,902,775

1. After incentive compensation.
2. See slide 28 for further description of non-GAAP financial measures.

Financial highlights

	2025			2026	
	Unaudited		Audited	Unaudited	
($ per share)	Q2	Q3	Q4	Q1	Q2
Net investment income	0.32	0.32	0.26	0.22	0.22
Adjusted net investment income[1]	0.31	0.30	0.25	0.21	0.21
Net realized and unrealized gain (loss)	(0.51)	(0.03)	(1.66)	(0.41)	(0.20)
Adjusted net realized and unrealized gain (loss)[1]	(0.50)	(0.01)	(1.64)	(0.40)	(0.19)
Net increase (decrease) in net assets resulting from operations	(0.19)	0.29	(1.39)	(0.19)	0.02
Adjusted net increase (decrease) in net assets resulting from operations[1]	(0.19)	0.29	(1.39)	(0.19)	0.02
Dividends paid	(0.29)	(0.29)	(0.25)	(0.17)	(0.17)
Net asset value	8.71	8.71	7.07	6.72	6.58

	2025			2026	
	Q2	Q3	Q4	Q1	Q2
Total fair value of investments	$1,792,335	$1,716,691	$1,533,302	$1,388,669	$1,290,523
Number of portfolio companies	153	149	141	139	134
Average investment size	$ 11,715	$ 11,521	$ 10,874	$ 9,990	$ 9,631
Debt/equity ratio[2]	1.43x	1.28x	1.55x	1.46x	1.66x
Debt/equity ratio, net of cash[2,3]	1.28x	1.20x	1.41x	1.29x	1.38x

1. See slide 28 for further description of non-GAAP financial measures.
2. Excludes SBIC debt, which is exempt from regulatory asset coverage requirements.
3. Net of trades pending settlement.

Portfolio highlights

	2025			2026	
Asset mix of the investment portfolio (in thousands)	**Q2**	**Q3**	**Q4**	**Q1**	**Q2**
Senior secured debt	$ 1,602,047	$1,540,460	$1,418,316	$1,274,331	$ 1,180,197
Junior debt	128	127	127	127	127
Equity[1]	190,160	176,104	114,859	114,210	110,199
Total investments	$ 1,792,335	$1,716,691	$1,533,302	$1,388,668	$ 1,290,523

	2025			2026	
Portfolio activity (in thousands)	**Q2**	**Q3**	**Q4**	**Q1**	**Q2**
Gross acquisitions	$ 111,546	$ 63,136	$ 35,461	$ 22,536	$ 24,979
Exits (includes repayments)	47,905	139,543	80,673	135,330	111,624
Net acquisitions (exits)	$ 63,641	$ (76,407)	$ (45,212)	$ (112,794)	$ (86,645)

1 Includes equity interests in diversified portfolios of debt and lease assets.

Quarterly balance sheets

	2025			2026	
(In thousands, except per share data)	Unaudited		Audited	Unaudited	
Assets	**Q2**	**Q3**	**Q4**	**Q1**	**Q2**
Investments at fair value	$ 1,792,335	$ 1,716,691	$ 1,533,302	$ 1,388,669	$ 1,290,523
Cash and cash equivalents	107,318	60,994	61,075	93,259	157,547
Accrued interest income	22,972	24,487	21,496	21,128	23,608
Receivable for investments sold	8,241	568	26,313	1,247	-
Other assets	6,103	8,140	8,173	5,251	4,786
Total assets	$ 1,936,969	$ 1,810,880	$ 1,650,359	$ 1,509,554	$ 1,476,464

Liabilities	**Q2**	**Q3**	**Q4**	**Q1**	**Q2**
Debt, net of unamortized issuance costs	$ 1,174,641	$ 1,051,615	$ 1,035,543	$ 925,843	$ 910,582
Interest payable	8,516	9,805	7,246	8,762	4,375
Incentive compensation payable	-	-	-	-	-
Payable for investments purchased	5,019	-	-	-	-
Other liabilities	8,316	9,437	9,559	9,838	9,500
Total liabilities	$ 1,196,492	$ 1,070,857	$ 1,052,348	$ 944,443	$ 924,457
Net assets	$ 740,477	$ 740,024	$ 598,013	$ 565,111	$ 552,007
Net assets per share	$ 8.71	$ 8.71	$ 7.07	$ 6.72	$ 6.58

Continuation Vehicle Portfolio Schedule

Issuer	Security Type	Industry	Commitment (Closing)	Unfunded (Closing)	Funded (Closing)	Fair Market Value (Closing)
Acquia, Inc.	First Lien Term Loan	Internet Software and Services	$ 10.6	$ -	$ 10.6	$ 9.7
Acquia, Inc.	Sr Secured Revolver	Internet Software and Services	0.8	-	0.8	0.7
Alcami Corporation	First Lien Delayed Draw Term Loan	Life Sciences Tools and Services	0.5	-	0.5	0.4
Alcami Corporation	First Lien Term Loan	Life Sciences Tools and Services	6.2	-	6.2	6.1
Alcami Corporation	Sr Secured Revolver	Life Sciences Tools and Services	0.9	0.9	-	-
AlphaSense, Inc.	First Lien Term Loan	Software	17.9	-	17.9	17.9
AmeriLife Holdings, LLC	First Lien Term Loan	Insurance	6.3	-	6.3	6.3
AmeriLife Holdings, LLC	Sr Secured Revolver	Insurance	0.7	0.5	0.2	0.2
Anthracite Buyer, Inc. (Coalfire)	First Lien Term Loan	IT Services	3.6	-	3.6	3.5
Anthracite Buyer, Inc. (Coalfire)	Sr Secured Revolver	IT Services	0.9	0.9	-	-
Applause App Quality, Inc.	First Lien Term Loan	Professional Services	11.8	-	11.8	11.0
Applause App Quality, Inc.	Sr Secured Revolver	Professional Services	1.2	1.1	0.1	-
Appriss Health, LLC (PatientPing)	First Lien Term Loan	Health Care Technology	4.4	-	4.4	4.4
Appriss Health, LLC (PatientPing)	Sr Secured Revolver	Health Care Technology	0.6	0.6	-	-
Aras Corporation	First Lien Term Loan	Software	11.7	-	11.7	11.5
Aras Corporation	Sr Secured Revolver	Software	0.8	0.5	0.3	0.2
Bluefin Holding, LLC (Allvue)	First Lien Term Loan	Software	9.4	-	9.4	9.4
Bluefin Holding, LLC (Allvue)	Sr Secured Revolver	Software	0.6	0.6	-	-
Brown & Settle, Inc.	First Lien Term Loan	Construction and Engineering	6.5	-	6.5	6.5
Brown & Settle, Inc.	Sr Secured Revolver	Construction and Engineering	0.8	-	0.8	0.7
Bynder Bidco B.V. (Netherlands)	First Lien Term Loan B	Internet Software and Services	10.8	-	10.8	10.7
Bynder Bidco B.V. (Netherlands)	Sr Secured Revolver B	Internet Software and Services	0.9	0.9	-	-
Bynder Bidco, Inc. (Netherlands)	First Lien Term Loan A	Internet Software and Services	3.0	-	3.0	3.0
Bynder Bidco, Inc. (Netherlands)	Sr Secured Revolver A	Internet Software and Services	0.2	0.2	-	-
Calceus Acquisition, Inc. (Cole Haan)	First Lien Term Loan	Specialty Retail	17.3	-	17.3	17.1
CareATC, Inc.	First Lien Term Loan	Health Care Technology	6.2	-	6.2	6.1
CareATC, Inc.	Sr Secured Revolver	Health Care Technology	0.3	0.3	-	-
Chronicle Parent LLC (Lexitas)	First Lien Delayed Draw Term Loan	Professional Services	0.6	0.5	0.1	0.1
Chronicle Parent LLC (Lexitas)	First Lien Term Loan	Professional Services	1.8	-	1.8	1.7
Chronicle Parent LLC (Lexitas)	Sr Secured Revolver	Professional Services	0.2	0.2	-	-
Community Merger Sub Debt LLC (CINC Systems)	First Lien 2025 Incremental Term Loan	Real Estate Management and Development	0.3	-	0.3	0.3
Community Merger Sub Debt LLC (CINC Systems)	First Lien Term Loan	Real Estate Management and Development	0.8	-	0.8	0.8
Community Merger Sub Debt LLC (CINC Systems)	Sr Secured Revolver	Real Estate Management and Development	0.2	0.2	-	-
Deepl Se (Germany)	First Lien Delayed Draw Term Loan	Software	1.3	1.3	-	-
Deepl Se (Germany)	First Lien Term Loan	Software	1.2	-	1.2	1.2
DNAnexus, Inc	First Lien Delayed Draw Term Loan	Life Sciences Tools and Services	0.8	-	0.8	0.8
DNAnexus, Inc	First Lien Term Loan	Life Sciences Tools and Services	4.1	-	4.1	4.0
Douglas Holdings, Inc (Docupace)	First Lien Delayed Draw Term Loan B	Software	2.3	-	2.3	2.2
Douglas Holdings, Inc (Docupace)	First Lien PIK Delayed Draw Term Loan	Software	1.9	0.3	1.6	1.5
Douglas Holdings, Inc (Docupace)	First Lien Term Loan	Software	10.5	-	10.5	10.0
Douglas Holdings, Inc (Docupace)	Sr Secured Revolver	Software	0.9	0.9	-	(0.1)

Continuation Vehicle Portfolio Schedule (continued)

Issuer	Security Type	Industry	Commitment (Closing)	Unfunded (Closing)	Funded (Closing)	Fair Market Value (Closing)
Dragos, Inc.	First Lien Delayed Draw Term Loan	Software	$ 1.6	$ 0.4	$ 1.2	$ 1.2
Dragos, Inc.	First Lien Term Loan	Software	1.8	-	1.8	1.8
EBS Parent Holdings Inc. (The Difference Card)	First Lien Delayed Draw Term Loan	Insurance	0.6	0.4	0.2	0.1
EBS Parent Holdings Inc. (The Difference Card)	First Lien Term Loan	Insurance	2.2	-	2.2	2.2
EBS Parent Holdings Inc. (The Difference Card)	Sr Secured Revolver	Insurance	0.2	0.2	-	-
e-Discovery Acquireco, LLC (Reveal)	First Lien Term Loan	Internet Software and Services	2.7	-	2.7	2.5
e-Discovery Acquireco, LLC (Reveal)	Sr Secured Revolver	Internet Software and Services	0.4	0.2	0.2	0.2
Elastic Path Software, Inc. (Canada)	First Lien Delayed Draw Term Loan	Software	1.6	-	1.6	1.5
Elastic Path Software, Inc. (Canada)	First Lien Term Loan	Software	3.7	-	3.7	3.3
Emerald Technologies (U.S.) AcquisitionCo, Inc.	First Lien Term Loan	Semiconductors and Semiconductor Equipment	6.8	-	6.8	4.2
Emerald Technologies (U.S.) AcquisitionCo, Inc.	Sr Secured Revolver	Semiconductors and Semiconductor Equipment	2.6	-	2.6	1.6
ESO Solutions, Inc.	First Lien Term Loan	Health Care Technology	9.3	-	9.3	9.1
ESO Solutions, Inc.	Sr Secured Revolver	Health Care Technology	0.7	0.2	0.5	0.5
Express Wash Acquisition Company, LLC (Whistle)	First Lien Term Loan	Diversified Consumer Services	18.8	-	18.8	17.7
Express Wash Acquisition Company, LLC (Whistle)	Sr Secured Revolver	Diversified Consumer Services	1.1	1.1	-	(0.1)
Flexport Capital, LLC	First Lien Delayed Draw Term Loan	Software	2.2	2.2	-	-
Flexport Capital, LLC	First Lien Term Loan	Software	2.8	-	2.8	2.8
FSK Pallet Holding Corp. (Kamps)	First Lien Term Loan	Paper and Forest Products	8.8	-	8.8	8.6
Fusion Holding Corp. (Finalsite)	First Lien Term Loan	Diversified Consumer Services	1.9	-	1.9	1.7
Fusion Holding Corp. (Finalsite)	Sr Secured Revolver	Diversified Consumer Services	0.2	0.2	-	-
Fusion Risk Management, Inc.	First Lien Term Loan	Software	4.5	-	4.5	4.5
Fusion Risk Management, Inc.	Sr Secured Revolver	Software	0.5	0.4	0.1	0.2
G-3 Apollo Acquisition Corp (Appriss Retail)	First Lien Delayed Draw Term Loan	Software	0.8	0.8	-	-
G-3 Apollo Acquisition Corp (Appriss Retail)	First Lien Term Loan	Software	3.5	-	3.5	3.5
G-3 Apollo Acquisition Corp (Appriss Retail)	Sr Secured Revolver	Software	0.8	0.8	-	-
Gainwell Acquisition Corp.	Second Lien Term Loan	Health Care Technology	7.7	-	7.7	7.5
GC Champion Acquisition LLC (Numerix)	First Lien Delayed Draw Term Loan	Diversified Financial Services	1.6	-	1.6	1.6
GC Champion Acquisition LLC (Numerix)	First Lien Term Loan	Diversified Financial Services	5.8	-	5.8	5.8
GC Waves Holdings, Inc. (Mercer)	First Lien Delayed Draw Term Loan	Diversified Financial Services	5.0	3.2	1.8	1.8
Greystone Affordable Housing Initiatives, LLC	First Lien Delayed Draw Term Loan	Real Estate Management and Development	3.3	-	3.3	3.2
Greystone Select Company II, LLC (Passco)	First Lien Term Loan	Real Estate Management and Development	10.0	-	10.0	9.9
Griffon Bidco Inc. (Layerzero)	First Lien Delayed Draw Term Loan	Electrical Equipment	2.2	2.2	-	-
Griffon Bidco Inc. (Layerzero)	First Lien Term Loan	Electrical Equipment	11.9	-	11.9	11.9
Griffon Bidco Inc. (Layerzero)	Sr Secured Revolver	Electrical Equipment	2.2	2.2	-	-
GTY Technology Holdings Inc.	First Lien Delayed Draw Term Loan	Software	1.6	-	1.6	1.6
GTY Technology Holdings Inc.	First Lien Incremental Term Loan	Software	1.5	-	1.5	1.4
GTY Technology Holdings Inc.	First Lien Term Loan	Software	1.2	-	1.2	1.2
GTY Technology Holdings Inc.	Sr Secured Revolver	Software	0.7	0.5	0.2	0.2
Gympass US, LLC	First Lien Delayed Draw Term Loan	Internet Software and Services	3.3	-	3.3	3.3
Gympass US, LLC	First Lien Term Loan	Internet Software and Services	1.8	-	1.8	1.8
Honey Intermediate, Inc. (iLobby) (Canada)	First Lien Term Loan	Software	9.1	-	9.1	8.9
Honey Intermediate, Inc. (iLobby) (Canada)	Sr Secured Revolver	Software	1.1	1.1	-	-

Continuation Vehicle Portfolio Schedule (continued)

Issuer	Security Type	Industry	Commitment (Closing)	Unfunded (Closing)	Funded (Closing)	Fair Market Value (Closing)
ICIMS, Inc.	First Lien Incremental Term Loan	Professional Services	$ 3.0	$ -	$ 3.0	$ 2.8
ICIMS, Inc.	First Lien Term Loan	Professional Services	11.0	-	11.0	10.1
ICIMS, Inc.	Sr Secured Revolver	Professional Services	1.0	0.4	0.6	0.5
Integrate.com, Inc.	First Lien Delayed Draw Term Loan	Software	0.2	-	0.2	0.1
Integrate.com, Inc.	First Lien Incremental Term Loan	Software	0.1	-	0.1	0.1
Integrate.com, Inc.	First Lien Term Loan	Software	2.5	-	2.5	2.3
Integrate.com, Inc.	Sr Secured Revolver	Software	0.2	-	0.2	0.2
Integrity Marketing Acquisition, LLC	Sr Secured Revolver	Insurance	12.5	12.5	-	-
JF Acquisition, LLC (JF Petroleum)	First Lien Delayed Draw Term Loan	Construction and Engineering	0.7	0.7	-	-
JF Acquisition, LLC (JF Petroleum)	First Lien Term Loan	Construction and Engineering	3.8	-	3.8	3.8
JF Acquisition, LLC (JF Petroleum)	Sr Secured Revolver	Construction and Engineering	0.4	0.4	-	-
JobandTalent USA, Inc. (United Kingdom)	First Lien Delayed Draw Term Loan	Professional Services	6.1	-	6.1	5.4
JobandTalent USA, Inc. (United Kingdom)	First Lien Incremental Term Loan	Professional Services	1.3	-	1.3	1.2
JobandTalent USA, Inc. (United Kingdom)	First Lien Term Loan	Professional Services	7.9	-	7.9	7.0
JOBVITE, Inc. (Employ, Inc.)	First Lien Last Out Term Loan	Software	2.0	-	2.0	1.6
Kellermeyer Bergensons Services, LLC	First Lien Term Loan	Commercial Services and Supplies	2.2	-	2.2	1.3
Khoros, LLC (Lithium)	First Lien Term Loan	Media	5.0	-	5.0	4.2
Lighthouse Parent Holdings, Inc (Aperture)	First Lien Delayed Draw Term Loan	Professional Services	4.3	-	4.3	4.2
Lighthouse Parent Holdings, Inc (Aperture)	First Lien Term Loan	Professional Services	8.9	-	8.9	8.8
Lighthouse Parent Holdings, Inc (Aperture)	Sr Secured Revolver	Professional Services	1.7	1.7	-	-
LJ Avalon Holdings, LLC (Ardurra)	First Lien Delayed Draw Term Loan	Construction and Engineering	1.9	-	1.9	1.9
LJ Avalon Holdings, LLC (Ardurra)	First Lien Term Loan	Construction and Engineering	4.7	-	4.7	4.7
LJ Avalon Holdings, LLC (Ardurra)	Sr Secured Revolver	Construction and Engineering	0.8	0.7	0.1	0.1
Lucky US BuyerCo, LLC (Global Payments)	First Lien Term Loan	Consumer Finance	2.7	-	2.7	2.6
Lucky US BuyerCo, LLC (Global Payments)	Sr Secured Revolver	Consumer Finance	0.4	-	0.4	0.3
Modigent, LLC (Pueblo)	First Lien Delayed Draw Term Loan	Commercial Services and Supplies	2.2	-	2.2	2.2
Modigent, LLC (Pueblo)	First Lien Term Loan	Commercial Services and Supplies	1.4	-	1.4	1.3
Modigent, LLC (Pueblo)	Sr Secured Revolver	Commercial Services and Supplies	0.4	0.4	-	-
Money Transfer Acquisition Inc.	First Lien Term Loan	Consumer Finance	6.8	-	6.8	6.2
Mpulse Mobile Inc.	First Lien Delayed Draw Term Loan	Health Care Technology	0.3	0.3	-	-
Mpulse Mobile Inc.	First Lien Term Loan	Health Care Technology	3.2	-	3.2	3.1
Mpulse Mobile Inc.	Sr Secured Revolver	Health Care Technology	0.5	0.5	-	-
Nvest, Inc. (SigFig)	First Lien Term Loan	Software	4.7	-	4.7	4.2
Oak Funding LLC	First Lien Delayed Draw Term Loan	Diversified Financial Services	0.4	0.4	-	-
Oak Funding LLC	First Lien Term Loan	Diversified Financial Services	4.1	-	4.1	4.1
OCM Luxembourg Baccarat BidCo S.À R.L. (Interbloc	First Lien Term Loan	Hotels, Restaurants and Leisure	2.9	-	2.9	2.9
OCM Luxembourg Baccarat BidCo S.À R.L. (Interbloc	Second Lien Term Loan	Hotels, Restaurants and Leisure	3.3	-	3.3	3.3
OCM Luxembourg Baccarat BidCo S.À R.L. (Interbloc	Sr Secured Revolver	Hotels, Restaurants and Leisure	0.2	-	0.2	0.2
OpenMarket, Inc. (Infobip) (United Kingdom)	First Lien Term Loan	Wireless Telecommunication Services	4.4	-	4.4	4.3
PHC Buyer, LLC (Patriot Home Care)	First Lien Delayed Draw Term Loan	Healthcare Providers and Services	2.8	-	2.8	2.8
PHC Buyer, LLC (Patriot Home Care)	First Lien Term Loan	Healthcare Providers and Services	12.0	-	12.0	11.9

Continuation Vehicle Portfolio Schedule (continued)

Issuer	Security Type	Industry	Commitment (Closing)	Unfunded (Closing)	Funded (Closing)	Fair Market Value (Closing)
PMA Parent Holdings, LLC	First Lien Term Loan	Capital Markets	$ 4.4	$ -	$ 4.4	$ 4.3
PMA Parent Holdings, LLC	Sr Secured Revolver	Capital Markets	0.6	0.6	-	-
PVHC Holding Corp.	First Lien Term Loan	Containers and Packaging	3.1	-	3.1	0.9
RBS Buyer Inc.	First Lien Delayed Draw Term Loan	Construction and Engineering	0.5	0.5	-	-
RBS Buyer Inc.	First Lien Term Loan	Construction and Engineering	2.7	-	2.7	2.8
RBS Buyer Inc.	Sr Secured Revolver	Construction and Engineering	0.8	0.8	-	-
SellerX Germany GMBH & Co. KG (Germany)	First Lien Term Loan	Diversified Consumer Services	4.2	-	4.2	2.9
SellerX Germany GMBH & Co. KG (Germany)	Sr Secured Revolver	Diversified Consumer Services	3.2	-	3.2	3.2
SEP Eiger BidCo Ltd. (Beqom) (Switzerland)	First Lien Term Loan	Software	14.0	-	14.0	11.7
SEP Eiger BidCo Ltd. (Beqom) (Switzerland)	Sr Secured Revolver	Software	1.1	1.1	-	(0.2)
Serrano Parent, LLC (Sumo Logic)	First Lien Term Loan	IT Services	1.8	-	1.8	1.6
Serrano Parent, LLC (Sumo Logic)	Sr Secured Revolver	IT Services	0.2	0.1	0.1	-
SitusAMC Holdings Corporation	First Lien Term Loan	Diversified Financial Services	12.4	-	12.4	12.4
Skydio, Inc	First Lien Delayed Draw Term Loan A	Aerospace and Defense	3.7	-	3.7	3.7
Skydio, Inc	First Lien Delayed Draw Term Loan B	Aerospace and Defense	3.7	-	3.7	3.7
Skydio, Inc	First Lien Term Loan	Aerospace and Defense	7.6	-	7.6	7.7
Sonny's Enterprises, LLC	First Lien Delayed Draw Term Loan	Machinery	0.2	-	0.2	0.1
Sonny's Enterprises, LLC	First Lien Term Loan	Machinery	14.6	-	14.6	14.0
Sonny's Enterprises, LLC	Sr Secured Revolver	Machinery	0.1	-	0.1	0.1
Spark Buyer, LLC (Sparkstone)	First Lien Delayed Draw Term Loan	Electrical Equipment	4.0	4.0	-	(0.7)
Spark Buyer, LLC (Sparkstone)	First Lien Term Loan	Electrical Equipment	9.8	-	9.8	8.0
Spark Buyer, LLC (Sparkstone)	Sr Secured Revolver	Electrical Equipment	2.0	0.9	1.1	0.7
Streamland Media Midco LLC	First Lien Delayed Draw Term Loan	Media	-	-	-	-
Streamland Media Midco LLC	First Lien First Out Term Loan	Media	0.3	-	0.3	0.3
Streamland Media Midco LLC	First Lien Last Out Term Loan	Media	0.3	-	0.3	0.1
Streamland Media Midco LLC	Sr Secured Revolver	Media	-	-	-	-
SumUp Holdings Luxembourg S.A.R.L. (Luxembourg	First Lien Delayed Draw Term Loan	Technology Hardware, Storage and Peripherals	15.0	-	15.0	15.0
Syndigo, LLC	First Lien Term Loan	Internet and Catalog Retail	1.8	-	1.8	1.7
Syndigo, LLC	Sr Secured Revolver	Internet and Catalog Retail	0.2	0.2	-	-
Terraboost Media Operating Company, LLC	First Lien Term Loan	Media	7.3	-	7.3	6.5
Thermostat Purchaser III, Inc. (Reedy Industries)	Second Lien Term Loan	Commercial Services and Supplies	10.4	-	10.4	10.4
Thunder Purchaser, Inc. (Vector Solutions)	First Lien Incremental Delayed Draw Term	Software	2.8	0.7	2.1	2.1
Thunder Purchaser, Inc. (Vector Solutions)	First Lien Incremental Term Loan	Software	1.2	-	1.2	1.2
TL Voltron Purchaser, LLC (GES)	First Lien Term Loan	Media	9.9	-	9.9	9.7
Vortex Companies, LLC	First Lien Delayed Draw Term Loan	Construction and Engineering	0.6	-	0.6	0.6
Vortex Companies, LLC	First Lien Delayed Draw Term Loan	Construction and Engineering	0.3	-	0.3	0.3
Vortex Companies, LLC	First Lien Term Loan	Construction and Engineering	1.3	-	1.3	1.3
Vortex Companies, LLC	Sr Secured Revolver	Construction and Engineering	0.1	-	0.1	-
Xactly Corporation	First Lien Incremental Term Loan	IT Services	11.7	-	11.7	11.0
Xactly Corporation	Sr Secured Revolver	IT Services	0.7	0.7	-	-
Zilliant Incorporated	First Lien Delayed Draw Term Loan	Software	0.7	-	0.7	0.1
Zilliant Incorporated	First Lien Term Loan	Software	3.6	-	3.6	0.6
Zilliant Incorporated	Sr Secured Revolver	Software	0.3	-	0.3	0.1

Endnotes – Non-GAAP Financial Measures

BlackRock Capital Investment Corporation ("BCIC") merged with and into a subsidiary of BlackRock TCP Capital Corp. (the "Company") on March 18, 2024 (the "Merger"). The Merger has been accounted for as an asset acquisition of BCIC by the Company in accordance with the asset acquisition method of accounting as detailed in ASC 805-50 ("ASC 805"), *Business Combinations-Related Issues*. The Company determined the fair value of the shares of the Company's common stock that were issued to former BCIC shareholders pursuant to the Merger Agreement plus transaction costs to be the consideration paid in connection with the Merger under ASC 805. The consideration paid to BCIC shareholders was less than the aggregate fair values of the BCIC assets acquired and liabilities assumed, which resulted in a purchase discount (the "purchase discount"). The consideration paid was allocated to the individual BCIC assets acquired and liabilities assumed based on the relative fair values of net identifiable assets acquired other than "non-qualifying" assets and liabilities (for example, cash) and did not give rise to goodwill. As a result, the purchase discount was allocated to the cost basis of the BCIC investments acquired by the Company on a pro-rata basis based on their relative fair values as of the effective time of the Merger. Immediately following the Merger, the investments were marked to their respective fair values in accordance with ASC 820 which resulted in immediate recognition of net unrealized appreciation in the Consolidated Statement of Operations as a result of the Merger. The purchase discount allocated to the BCIC debt investments acquired will amortize over the remaining life of each respective debt investment through interest income, with a corresponding adjustment recorded to unrealized appreciation or depreciation on such investment acquired through its ultimate disposition. The purchase discount allocated to BCIC equity investments acquired will not amortize over the life of such investments through interest income and, assuming no subsequent change to the fair value of the equity investments acquired and disposition of such equity investments at fair value, the Company may recognize a realized gain or loss with a corresponding reversal of the unrealized appreciation on disposition of such equity investments acquired.

As a supplement to the Company's reported GAAP financial measures, we have provided the following non-GAAP financial measures that we believe are useful:

- "Adjusted net investment income" – excludes the amortization of purchase accounting discount from net investment income calculated in accordance with GAAP;
- "Adjusted net realized and unrealized gain (loss)" – excludes the unrealized appreciation resulting from the purchase discount and the corresponding reversal of the unrealized appreciation from the amortization of the purchase discount from the determination of net realized and unrealized gain (loss) determined in accordance with GAAP; and
- "Adjusted net increase (decrease) in net assets resulting from operations" – calculates net increase (decrease) in net assets resulting from operations based on Adjusted net investment income and Adjusted net realized and unrealized gain (loss).

We believe that the adjustment to exclude the full effect of purchase discount accounting under ASC 805 from these financial measures is meaningful because of the potential impact on the comparability of these financial measures that we and investors use to assess the Company's financial condition and results of operations period over period. Although these non-GAAP financial measures are intended to enhance investors' understanding of our business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The aforementioned non-GAAP financial measures may not be comparable to similar non-GAAP financial measures used by other companies.

Important notes

Prospective investors considering an investment in BlackRock TCP Capital Corp. (“we”, “us”, “our”, “TCPC” or the “Company”) should consider the investment objectives, risks and expenses of the Company carefully before investing. This information and other information about the Company are available in the Company's filings with the Securities and Exchange Commission ("SEC"). Copies are available on the SEC's website at www.sec.gov and the Company's website at www.tcpcapital.com. Prospective investors should read these materials carefully before investing. This presentation (the “Presentation”) is solely for information and discussion purposes and must not be relied upon for any other purpose. This Presentation includes the slides that follow, the oral presentation of the slides by members of TCPC, BlackRock or any person on their behalf, the question-and-answer session that follows that oral presentation, copies of this Presentation and any materials distributed at, or in connection with, this Presentation. By participating in the meeting, or by reading the Presentation slides, you will be deemed to have (i) agreed to the following limitations and notifications and made the following undertakings and (ii) acknowledged that you understand the legal and regulatory sanctions attached to the misuse, disclosure or improper circulation of this Presentation.

Forward-looking statements

Some of the statements in this Presentation constitute forward-looking statements because they relate to future events, future performance or financial condition or the impacts of the merger of BlackRock Capital Investment Corporation with and into a subsidiary of the Company (the “Merger”) that occurred in 2024. The forward-looking statements may include statements as to: future operating results of TCPC and distribution projections; business prospects of TCPC and the prospects of its portfolio companies; and the impact of the investments that TCPC expects to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this Presentation involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the ability to realize the anticipated benefits of the Merger, including the expected accretion to net investment income and the elimination or reduction of certain expenses and costs due to the Merger; (ii) risks related to diverting management’s attention from ongoing business operations; (iii) changes in the economy, financial markets and political environment, and conditions affecting the financial and capital markets, including the effect of trade policy; (iv) risks associated with possible disruption in the operations of TCPC or the economy generally due to terrorism, war, or other geopolitical conflict (including the ongoing conflicts in the Middle East and Eastern Europe); (v) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (vi) conditions in TCPC’s operating areas, particularly with respect to business development companies or regulated investment companies; and (vii) other considerations that may be disclosed from time to time in TCPC’s publicly disseminated documents and filings. TCPC has based the forward-looking statements included in this Presentation on information available to it on the date of this Presentation, and TCPC assumes no obligation to update any such forward-looking statements. Although TCPC undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that it may make directly to you or through reports that TCPC in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

No offer or solicitation

This Presentation is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and this Presentation is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in TCPC or in any fund or other investment vehicle managed by BlackRock or any of its affiliates.

Corporate information

Securities listing

NASDAQ: TCPC

Research coverage

- Keefe, Bruyette & Woods
- Oppenheimer
- Raymond James
- Wells Fargo

Transfer agent

Computershare Inc.

(866) 333-6433 (from U.S.)

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www.computershare.com/investor

Corporate headquarters

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Suite 1000

Santa Monica, CA 90405

Investor relations

(310) 566-1094

investor.relations@tcpcapital.com

www.tcpcapital.com